UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 10, 2020

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 1.02 - Termination of a Material Definitive Agreement

In 2011, Vishay Intertechnology, Inc. ("Vishay") issued $150,000,000 aggregate principal amount of 2.25% Senior Convertible Debentures due 2041 (the "Senior Convertible Debentures due 2041").  The Senior Convertible Debentures due 2041 were governed by an Indenture, dated as of May 13, 2011 (the "Indenture"), between Vishay and Wilmington Trust Company, as trustee.

In a series of transactions in 2018, 2019, and February and December 2020, Vishay repurchased all of the outstanding Senior Convertible Debentures due 2041 in open market repurchases or through individually negotiated agreements with holders.

On December 10, 2020, Wilmington Trust Company, as trustee, confirmed that Vishay has satisfied and discharged its obligations under the Indenture.

Item 7.01 – Regulation FD Disclosure

Conversion Ratio Adjustments for Dividends

The quarterly cash dividend program of Vishay results in adjustments to the conversion rate and effective conversion price for the convertible debt instruments effective as of the ex-dividend date of each cash dividend.  As required by the indentures governing the terms of each issuance of convertible debt instruments, specifically, the 2.25% Convertible Senior Notes due 2025 and the 2.25% Convertible Senior Debentures due 2040, Vishay has delivered a notice and officers' certificate to the trustees regarding these adjustments.

Pursuant to the indentures governing the terms of each issuance of convertible debt instruments, effective December 10, 2020 (the ex-dividend date), the adjusted conversion rate and adjusted effective conversion price are as follows (subject to the conditions applicable to conversion of convertible debt instruments set forth in the indentures):

	Due 2025	Due 2040

Conversion Rate (shares of common stock per $1,000 principal amount)	31.8836	81.8143
Effective conversion price (per share)	$31.36	$12.22

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2020

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer